[SHIP LOGO /(R)/]
                         [THE VANGUARD GROUP LOGO/(R)/]

                      VANGUARD((R))VARIABLE INSURANCE FUND
                       TOTAL STOCK MARKET INDEX PORTFOLIO
                          SUPPLEMENT TO THE PROSPECTUS

NEW TARGET INDEX FOR ONE OF THE PORTFOLIO'S UNDERLYING FUNDS
Vanguard Variable Insurance Fund-Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two other funds--Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. One of these underlying funds, the Extended Market Index Fund, has completed a transition from its former target index and has begun tracking a new index, the S&P Completion Index. The transition was previously approved by the Fund's board of trustees, which believes that the new index uses a construction methodology superior to that used by the former index.
     The S&P Completion Index, like the former index, measures the performance of small- and mid-capitalization stocks, so the transition does not change the Total Stock Market Index Portfolio's objective and risks, described in the current prospectus for Vanguard Variable Insurance Fund. Additional information about the new index is available on Vanguard.com((R)).













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Vanguard Marketing Corporation, Distributor.                       PS64 092005